PROPOSAL PREPARED FOR Immersive Promotions

LIGHTSPACE CORPORATION

PRICING

Hardware and Software	Quantity	Unit Price	Total Price

Interactive Tile R3.3 (16” x 16”)	106	$ 699	$74,094
Static (Non-Interactive Tile) R1.2 (16” x 16”)	0	$ 299	$ 0
Club Scene Control Station w/LMS and Network	0	$13,000	$ 0
LS Control Station R2.0 w/Monitor and Accessories
Lightspace Management System (LMS) V1.3
LS Communications Center
Club Scene Software Package	0	$ 9,995	$ 0
Base Lightsoft Package v1.0 (incl. 100 Lightsofts)
Lightsoft Creator V1.3
Installation Package	0	$11,750	$ 0
Power Supply & Accessories
Vinyl Floor Covering and Border Ramps
Installation Kit
System Installation & Training	0	$ 600	$ 0
Site Survey and Installation
One Day Onsite System Operation and Training
Service Agreement (1 year)	1	$ 2,995	$ 2,995
24/7 Telephone and Email Support
Real Time Troubleshooting Support
PROMOTIONAL DISCOUNT			$ 7,089
TOTAL			$70,000

All travel expenses, taxes and shipping fees are additional and will be billed at cost.

Shipping:               FOB Massachusetts, USA

*NOTES:

1.                                       Additional Vinyl Covering and Custom Overlays are available for purchase.

2.                                       Custom software and application development is available at $250 per hour (8 hour minimum).

3.                                       Based upon the findings of a Site Survey, additional installation charges may apply.

4.                                       This proposal does not include fees for electricians, building contractors, inspectors, and other related installation fees.

5.                                       Post installation, onsite maintenance and support is available at $600 per day plus T&E.

6.                                       Onsite training is conducted on the day of system installation.

7.                                       All hardware excluding consumables (vinyl, cables and overlays) and mishandlings are covered by a 1 year warranty.

PAYMENT TERMS:

$70,000 on signing of this Quote.

Quote prepared by:              Tim Brown, Lightspace Corporation

I have reviewed and accept the above quote and pricing and agree to purchase the Lightspace System.

Signature:___________________________________________	Date:________________
On behalf of Immersive Promotions, Boston, MA

CONTACT INFORMATION

Lightspace Corporation

125 Cambridge Park Drive

Cambridge, MA

P:             617.868.1700

Tim Brown

Vice President Business Development & Sales

P:             617.939.4434

F:             617.868.1799

E:             tbrown@lightspacecorp.com

www.lightspacecorp.com

PRICING

Hardware and Software	Quantity	Unit Price	Total Price

Interactive Tile R3.3 (16” x 16”)	205	$ 699	$143,295
Static (Non-Interactive Tile) R1.2 (16” x 16”)	0	$ 0
Club Scene Control Station w/LMS and Network	0	$ 0
LS Control Station R2.0 w/Monitor and Accessories
Lightspace Management System (LMS) V1.3
LS Communications Center
Club Scene Software Package	0	$ 0
Base Lightsoft Package v1.0 (incl. 100 Lightsofts)
Lightsoft Creator V1.3
Installation Package	0	$ 0
Power Supply & Accessories
Vinyl Floor Covering and Border Ramps
Installation Kit
System Installation & Training	0	$ 0
Site Survey and Installation
One Day Onsite System Operation and Training
Service Agreement (1 year)	1	$2,995	$ 2,995
24/7 Telephone and Email Support
Real Time Troubleshooting Support
SUBTOTAL			$146,290
DEALERSHIP DISCOUNT 25%			- $ 36,573
TOTAL			$109,718

All travel expenses, taxes and shipping fees are additional and will be billed at cost.

Shipping:               FOB Massachusetts, USA

*NOTES:

1.                                       Additional Vinyl Covering and Custom Overlays are available for purchase.

2.                                       Custom software and application development is available at $250 per hour (8 hour minimum).

3.                                       Based upon the findings of a Site Survey, additional installation charges may apply.

4.                                       This proposal does not include fees for electricians, building contractors, inspectors, and other related installation fees.

5.                                       Post installation, onsite maintenance and support is available at $600 per day plus T&E.

6.                                       Onsite training is conducted on the day of system installation.

7.                                       All hardware excluding consumables (vinyl, cables and overlays) and mishandlings are covered by a 1 year warranty.

8.                                       As a provisional Dealer Relationship, Immersive Promotions reserves the right to return any unsold tiles to Lightspace at any time before the end of 2005.

PAYMENT TERMS:

One hundred percent (100%) on signing of this Quote.

Quote prepared by:              Tim Brown, Lightspace Corporation

I have reviewed and accept the above quote and pricing and agree to purchase the Lightspace System.

Signature:___________________________________________	Date:________________
On behalf of Immersive Promotions, Boston, MA

CONTACT INFORMATION

Lightspace Corporation

125 Cambridge Park Drive

Cambridge, MA

P:             617.868.1700

Tim Brown

Vice President Business Development & Sales

P:             617.939.4434

F:             617.868.1799

E:             tbrown@lightspacecorp.com

www.lightspacecorp.com

PRICING

Hardware and Software	Quantity	Unit Price	Total Price

Interactive Tile R3.3 (16” x 16”)	4	$ 699	$ 2,796
Static (Non-Interactive Tile) R1.2 (16” x 16”)	0
Club Scene Control Station w/LMS and Network	1	$16,750	$16,750
LS Control Station R2.0 w/Monitor and Accessories
Lightspace Management System (LMS) V1.3
LS Communications Center
Club Scene Software Package	1	$ 9,995	$ 9,995
Base Lightsoft Package v1.0 (incl. 100 Lightsofts)
Lightsoft Creator V1.3
Installation Package	1	$ 9,850	$ 9,850
Power Supply & Accessories
Vinyl Floor Covering and Border Ramps
Installation Kit
System Installation & Training	3	$ 600	$ 1,800
Site Survey and Installation
One Day Onsite System Operation and Training
Service Agreement (1 year)	0	Previously	purchased
24/7 Telephone and Email Support		2/25/05
Real Time Troubleshooting Support
PROMOTIONAL DISCOUNT			$ 1,191
TOTAL			$40,000

All travel expenses, taxes and shipping fees are additional and will be billed at cost.

Shipping:               FOB Massachusetts, USA

*NOTES:

1.                                       Additional Vinyl Covering and Custom Overlays are available for purchase.

2.                                       Custom software and application development is available at $250 per hour (8 hour minimum).

3.                                       Based upon the findings of a Site Survey, additional installation charges may apply.

4.                                       This proposal does not include fees for electricians, building contractors, inspectors, and other related installation fees.

5.                                       Post installation, onsite maintenance and support is available at $600 per day plus T&E.

6.                                       Onsite training is conducted on the day of system installation.

7.                                       All hardware excluding consumables (vinyl, cables and overlays) and mishandlings are covered by a 1 year warranty.

PAYMENT TERMS:

One hundred percent (100%) on signing of this Quote.

Quote prepared by:              Tim Brown, Lightspace Corporation

I have reviewed and accept the above quote and pricing and agree to purchase the Lightspace System.

Signature:___________________________________________	Date:________________
On behalf of Immersive Promotions, Boston, MA

CONTACT INFORMATION

Lightspace Corporation

125 Cambridge Park Drive

Cambridge, MA

P:             617.868.1700

Tim Brown

Vice President Business Development & Sales

P:             617.939.4434

F:             617.868.1799

E:             tbrown@lightspacecorp.com

www.lightspacecorp.com